                       SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed be the Registrant  [X]
Filed by a Party other than the Registrant  []

Check the appropriate box:
    [ ]     Preliminary Proxy Statement
    [ ]     Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to section 240.14a-11(c) or
        section 240.14a-12

                      REAL GOODS TRADING CORPORATION
_________________________________________________________________
             (Name of Registrant as Specified In Its Charter)

_________________________________________________________________
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), or
        14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]     Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

_________________________________________________________________
       (2) Aggregate number of securities to which transaction applies:

_________________________________________________________________
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________________________
      (4)  Proposed maximum aggregate value of transaction:

_________________________________________________________________
      (5)  Total fee paid:

_________________________________________________________________

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)  Account Previously Paid:

_________________________________________________________________
        (2)  Form, Schedule or Registration Statement No.:

_________________________________________________________________
        (3)  Filing Party:

_________________________________________________________________
        (4)  Date Filed:

_________________________________________________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AUGUST 24, 1996

     The Annual Meeting of Stockholders of Real Goods Trading Corporation (the "Company") will be held on Saturday, August 24, 1996, at 10:00 a.m. at 13771 S. Hwy. 101, Hopland, California, 95449, for the following purposes:
     1.  Electing six directors to the Board of Directors of the
         Company;
     2. Approving the Amended and Restated Real Goods Trading Corporation Non-Employee Directors' Stock Option Plan;
     3. Considering and acting upon such other business as may properly come before the meeting or at any adjournment or postponement thereof.
     A complete list of the stockholders entitled to vote at the meeting, including the address and number of shares registered in the name of each such stockholder, will be open for examination by any such stockholder, for any purpose germane to the meeting, at the Company's corporate office (555 Leslie Street, Ukiah, California) during ordinary business hours for ten days before the date of the meeting. The list will also be available for inspection at the meeting.
     The close of business on June 25, 1996, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. The stock transfer books will not be closed.
     /S/DONNA MONTAG
     Donna Montag, Secretary
     June 28, 1996

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING.
PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE
PROVIDED, WHICH REQUIRES NO POSTAGE.  YOU MAY NEVERTHELESS VOTE
IN PERSON IF YOU ATTEND THE MEETING.

REAL GOODS TRADING CORPORATION PROXY STATEMENT FOR THE 1996
ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION
     This Proxy Statement is furnished to the stockholders of Real Goods Trading Corporation, a California corporation (the "Company") by the Board of Directors (the "Board") of the Company in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Saturday, August 24, 1996, at 10:00 a.m., local time, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at 13771 S. Hwy. 101, Hopland, California 95449. The Company's principal executive offices are located at 555 Leslie Street, Ukiah, California 95482. Its telephone number is (707) 468-9292. These proxy solicitation materials were first mailed on or about July 1, 1996 to all stockholders entitled to vote at the Meeting.

ANNUAL REPORT
     The Annual Report of the Company for the year ended March 31,1996, is furnished concurrently to all stockholders entitled to vote at the Meeting. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.
RECORD DATE, SHARES OUTSTANDING AND VOTING RIGHTS
     Stockholders of record at the close of business on June 25, 1996, are entitled to notice of and to vote at the Meeting. On such date, 3,434,666 shares of the Company's Common Stock (without par value) were issued and outstanding. The proposals set forth herein must be approved by the holders of a majority of the shares entitled to vote at the Meeting in order to be adopted. Each outstanding share of capital stock entitles its holder to one vote with respect to the matters set forth herein. However, in the election of directors, if prior to the voting any stockholder gives notice at the Meeting of his or her intention to cumulate his or her votes, every stockholder shall be entitled to the number of votes equal to the number of shares owned by him or her multiplied by the number of directors to be elected. In the event that cumulative voting occurs, each stockholder may cast all such votes for a single nominee or distribute them among two or more nominees. No stockholder may cumulate votes for any candidate whose name has not been placed into nomination prior to the voting.

SOLICITATION
     The solicitation of proxies is made by the Company, and all related costs will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares of the Company's stock for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

VOTING OF PROXIES
     The shares represented by the proxies solicited hereby will be voted FOR the election of the Company's nominees for the Board, FOR approval of the Amended and Restated Real Goods Trading Corporation Non-Employee Directors' Stock Option Plan, and at the discretion of the proxy holders on any other matters that may properly come before the Meeting, if no contrary instruction is indicated on a proxy.

REVOCABILITY OF PROXIES
     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use (i) by delivery to the Secretary of the Company of a written notice of revocation or a duly executed proxy bearing a later date, or (ii) by attending the Meeting and voting in person.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of May 23, 1996, by (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 (the "Exchange Act")) who is known by the Company to own beneficially 5% or more of the Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers as a group. Unless otherwise indicated, all persons listed below have sole voting power and investment power with respect to such shares.

Name and Address of           Amount and Nature of     Percentage
Beneficial Owner              Beneficial Ownership     of Class**
John and Nancy Schaeffer      2,471,646 shares1,2       71.96%
    555 Leslie Street
    Ukiah, CA  95482

     Stephen Morris             31,300 shares3            **
    555 Leslie Street
    Ukiah, CA  95482

    James T. Robello             2,115 shares             **
    555 Leslie Street
    Ukiah, CA  95482

      Linda Francis                None                  N/A
    555 Leslie Street
    Ukiah, CA  95482

      John Lenser                  None                  N/A
    555 Leslie Street
    Ukiah, CA  95482

      Barry Reder                  None                  N/A
    555 Leslie Street
    Ukiah, CA  95482

All directors and officers      2,506,061 shares4       72.96%
as a group (7 Persons)

    *  The amounts and percentages indicated as beneficially
       owned were calculated pursuant to Rule 13d-3(d)(1) under
       the Exchange Act which provides that beneficial ownership
       of a security is acquired by a person if that person has
       the right to acquire beneficial ownership of such security within 60 days through the exercise of a right such as the exercise of an option or the conversion of a convertible security into common stock. Any securities not outstanding which are subject to options or conversion privileges are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by the person who owns the option or conversion privilege but are not deemed outstanding for
       the purpose of computing the percentage of the class owned by any other person.
  **   Less than one percent of such class of stock.
   1 Mr. Schaeffer, the President, Chairman of the Board and Chief Executive Officer of the Company, and his wife, Nancy, own their interest as community property. Includes
       250 shares held in the name of Mr. Schaeffer's son as to which Mr. Schaeffer disclaims beneficial ownership.
   2 The amount reported excludes 3,000 shares transferred in December 1994 by Mr. Schaeffer to an irrevocable trust established for the benefit of Mr. Schaeffer's children. Mr.Schaeffer does not have voting or investment powers over these 3,000 shares and Mr. Schaeffer disclaims beneficial ownership of all of the shares held in this irrevocable trust.
   3 Includes 31,300 shares subject to issuance within 60 days after May 21, 1996, upon the exercise of stock options granted pursuant to the Company's Fiscal 1993 Stock Incentive Plan, as amended (the "1993 Plan").
   4 Includes 1,000 shares subject to issuance within 60 days after May 21, 1996 to an officer of the Company upon the exercise of stock options granted pursuant to the 1993
       Plan.

BOARD OF DIRECTORS
BOARD MEETINGS
     During the fiscal year ended March 31, 1996, the Board met on two (2) occasions and took action by written consent on twelve
(12) occasions. Each person who was then a Board member attended the two meetings held.

BOARD COMMITTEES
     On March 29, 1995, the Board established a Compensation Committee. As of May 21, 1996 the Committee is comprised of three directors, John Schaeffer, Linda Francis and Barry Reder. Mr. Schaeffer is also the Company's President, Chief Executive Officer and Chairman of the Board. Neither Mr. Schaeffer, Ms. Francis nor Mr. Reder was granted options pursuant to the 1993 Plan during the twelve months prior to appointment to the Compensation Committee. The Compensation Committee is the administrator of the 1993 Plan and is empowered to grant stock and options thereunder. The Compensation Committee also also establishes the compensation and evaluates the performance of the officers of the Company. No Compensation Committee meetings were held in fiscal 1996. Two actions were taken by written consent.
     On May 21, 1996, the Board established an Audit Committee which is currently comprised of two directors, James Robello and Barry Reder, who are not employees of the Company. The Audit Committee has the responsibility of recommending the annual appointment of the public accounting firm to serve as the Company's independent auditors and reviewing any matters with the auditors that might affect the financial statements, internal controls, or other financial aspects of the operation of the Company. The Audit Committee also reviews the Company's accounting procedures and systems of control, and the Company's quarterly and annual financial statements.

REPORTS REQUIRED BY SECTION 16(A)
     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's Common Stock, to file with the Securities and Exchange Commission, and any exchange on which the Company's stock is traded, reports of ownership and changes in ownership of the Company's Common Stock.
     Based solely on its review of the copies of Forms 3, 4 and 5 received by the Company, or written representations from certain reporting persons that no Form 5 reports were required for such persons, the Company believes that, during the fiscal year ended March 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with, except that (i) Stephen Morris was late in filing two reports: a Form 4 report of his acquisition on March 29, 1995 of a stock option to purchase shares of the Company's Common Stock pursuant to the 1993 Plan and a Form 5 report of two transactions relating to stock options granted to him by the Company, (ii)
James Robello was late in filing a Form 4 report of his acquisition of a stock option he was granted under the Company's Non-Employee Directors' Stock Option Plan in October 1995, and (iii) John Schaeffer was late in filing a Form 4 report of his sale in February 1996 of shares of the Company's Common Stock and (iv)
Donna Montag was late in filing a Form 3 report in December 1995 of her beneficial ownership of two stock options.

GENERAL INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS

     Information about (i) each director nominee, and (ii) the only executive officer of the Company who is not a director, is set forth below:

      Name          Age      Office      Director     Term
                                          Since      Expires

  John Schaeffer    46    President,     1990        1996
                           Chief
                          Executive
                           Officer
                         and Chairman
                         of the Board

  Stephen Morris    48     Director       1993        1996

  James T. Robello  50     Director      October      1996
                                          1995
   Linda Francis    47     Director        May        1996

                                          1996
   John Lenser      51     Director        May        1996
                                          1996
   Barry Reder      51     Director        May        1996
                                          1996
   Donna Montag     49     Controller      N/A         N/A
                          and Secretary

      Professional Experience of Executive Officers and
Directors:

     JOHN SCHAEFFER. Mr. Schaeffer founded the Company's predecessor in 1986 and since 1990 has been the Company's President, Chief Executive Officer and Chairman of the Board.
Mr. Schaeffer has been involved in retail businesses since 1978. In 1994 Mr. Schaeffer was named California Small Businessperson of the Year. Mr. Schaeffer received a B.A. degree in anthropology from the University of California at Berkeley in 1971.
     STEPHEN MORRIS. Mr. Morris joined the Company's Board of Directors in October 1993. On July 1, 1994, Mr. Morris became Executive Vice President and Chief Operating Officer of the Company. He resigned from such position in June, 1995. Prior to July 1, 1994 and subsequent to June, 1995, Mr. Morris has been the principal of Stephen Morris Associates, a provider of sales and marketing consulting services. From 1978 to 1990, Mr. Morris was a Sales Manager, Director of Sales and Distribution, and Vice President, Sales and Marketing for Vermont Castings, Inc. of Randolph, Vermont, a manufacturer of wood stoves. He is currently the publisher at Chelsea Green Publishing Co. in Vermont. Mr. Morris received an A.B. degree in Psychology from Yale University in 1970.
     JAMES ROBELLO. Mr. Robello joined the Company's Board of Directors in October 1995. Mr. Robello was hired by Real Goods as its Controller in 1991, and in August 1992 was appointed its Chief Financial Officer. He resigned from that position in October 1995, to become General Administrator of Santa Rosa Anesthesia Medical Group, Inc. At that time he was elected to the Board of Directors at Real Goods. Mr. Robello served as Secretary of the Company from August 1992 to May 21, 1996. From 1983 to 1991, Mr. Robello was employed at Cray Research, Inc., a manufacturer and distributor of supercomputers, as a Business Controls Manager, Western Region; a Business Manager I; and a Business Manager II, Western/Asia Pacific Region. Mr. Robello received a B.A. in finance and business environment from the University of Oregon in 1967.
     LINDA FRANCIS. Ms. Francis joined the Company's Board of Directors in May 1996. Ms. Francis has been a self-employed management consultant since 1989. Ms Francis founded and ran a non-profit corporation serving developmentally disabled persons. Since 1995, Ms. Francis has worked with Real Goods to fine tune its organization and corporate structure, utilizing her experience in "open book management" and employee motivational programs. Ms. Francis received a B.A. degree in Sociology from Sonoma State University in 1972, an M.A. degree in Education from Sonoma State University in 1982 and a Special Education teaching credential from Sonoma State University in 1973.
    JOHN LENSER. Mr. Lenser joined the Company's Board of Directors in May 1996. Mr. Lenser was Chairman of the Board of
The Music Box Company from 1978 to 1991, and was President of Hearthsong & David Kay Catalog from 1992 to 1995. Mr. Lenser has been an independent consultant from 1994 to the present.
Mr. Lenser received a B.A. degree in 1966 and a Masters Degree in 1966 from the University of California at Berkeley.
     BARRY REDER. Mr. Reder joined the Company's Board of Directors in May 1996. Since October 1993, Mr. Reder has been a partner at the San Francisco firm of Coblentz, Cahen, McCabe & Breyer, LLP, a California law firm. From 1976 to October 1993, Mr. Reder was a partner at Dinkelspiel, Donovan & Reder, a San Francisco, California law firm that dissolved in October 1993. Mr. Reder has served as counsel to the Company since 1990. He is a general corporate and securities counsel for a broad range of businesses throughout the United States. His expertise is in mergers and acquisitions, venture capital contracts and real estate. Mr. Reder received a B.A. degree from Wesleyan University in 1966 and a J.D. degree from Cornell Law School in 1969.
      DONNA MONTAG. Ms. Montag joined the Company as its Assistant Controller in 1993. She was appointed as Controller of the Company on November 8, 1995 and Secretary of the Company on May 21, 1996. Ms. Montag was the Controller at Scharffenberger Cellars from 1989 until 1993. Ms. Montag received a B.A. degree from Marymount College in 1969 and C.M.A. certification in 1996.

There is no family relationship among directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

REMUNERATION OF DIRECTORS
     On August 12, 1995, the Company's shareholders approved a Nonemployee Directors' Plan (the "Directors' Plan") which provides that (i) on the date of election or appointment, as the case may be, all non-employee directors of the Company who are newly elected to the Board will receive an option to purchase
5,000 shares of Company Common Stock pursuant to such plan, and
(ii) on the date of the Meeting and each subsequent Annual
Meeting at which they are re-elected to the Board, all non-employee directors who are re-elected will receive an option to purchase 1,000 shares each of the Company Common Stock. Accordingly, on August 12, 1995, Stephen Morris received an option to purchase 1,000 shares of such stock, and on October 23, 1995, James Robello received an option to purchase 5,000 shares of such stock.
     On May 21, 1996, subject to shareholder approval, the Board of Directors amended the Directors' Plan substantially. Pursuant to the Company's proposed Amended and Restated Non-Employee Directors' Plan (the "Amended Directors' Plan") and subject to the approval of the Company's shareholders at the Meeting, (i) Ms. Francis and Mr. Lenser received an option to purchase 10,000 shares of the Company's Common Stock, (ii) Mr. Robello received an option to purchase an additional 5,000 shares of the Company's Common Stock, (iii) Mr. Morris received an option to purchase an additional 4,000 shares of the Company's Common Stock, and Mr. Reder has disclaimed participation in the Amended Directors' Plan.
     Prior to May 1, 1996, non-employee directors received no remuneration. Effective May 1, 1996, the non-employee directors of the Company each receive a cash retainer fee of $6,000 per year. Also as of May 21, 1996, each non-employee director who chairs the Compensation Committee and Audit Committee of the Board will receive an additional $3,000 per year for chairing each such committee. The directors are not reimbursed for their out-of-pocket expenses in connection with their service on the Company's Board.

COMPENSATION OF EXECUTIVE OFFICERS
      The following table sets forth the cash, bonus and other annual compensation received by Mr. Schaeffer, the Company's President and Chief Executive Officer, for the three fiscal years ending on March 31, 1994, 1995 and 1996, respectively. Mr. Schaeffer received no bonuses, reportable perquisites, securities or property, long term compensation awards in the form of restricted stock awards, option or SAR awards, or payouts pursuant to any long term incentive plan during fiscal 1996 or the two preceding fiscal years. Mr. Schaeffer holds no options to purchase any of the Company's securities, including Common Stock. No officer received in excess of $100,000 of total annual salary and bonus compensation during such period.

                       SUMMARY COMPENSATION TABLE

Name and Principal   Fiscal                        All Other
     Position        Year       Salary (1) (2)    Compensation(3)
 John Schaeffer,
   President,        1996        $79,083           $5,767
  Chairman of        1995         84,492            2,855
  the Board,         1994         75,596
  Chief Executive
     Officer

        1 Includes amounts deferred at the election of Mr. Schaeffer pursuant to the Company's 401(k) Plan established pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended. Also includes amounts contributed by the Company pursuant to its Profit Sharing Plan.
        2 Includes certain amounts accrued during the year indicated and paid the following year.
        3 Consists entirely of the cash value benefit to Mr. Schaeffer of split-dollar life insurance premiums paid by the Company in fiscal 1995 and fiscal 1996 on a $5,000,000 second-to-die life insurance policy owned by the Schaeffer 1994 Irrevocable Trust. The figure was established using the demand loan valuation method and assuming a long-term interest rate of 7.5%.
           Such split-dollar life insurance policy and the arrangement between Mr. Schaeffer, the Schaeffer 1994 Irrevocable Trust and the Company regarding such policy is discussed under "Employment Contracts, Employment Termination and Change-in-Control Arrangements" below. Prior to fiscal 1995, Mr. Schaeffer did not receive such a benefit.

     On March 29, 1995, the Board granted options to replace previously granted options to certain executive officers of the Company to purchase shares of Common Stock at $8.375 per share. On October 3, 1995, the Compensation Committee of the Board cancelled the March 29, 1995 grant of options and authorized the grant of options to purchase the same number of shares pursuant to the 1993 Plan at a price of $5.69 per share. The basis for the repricing of these options by the Compensation Committee of the Board in October 1995 was to adjust the price of the options to reflect the then current market price of the underlying shares of the Company's stock that are subject to such options. The Compensation Committee believed that such repricing would create positive incentives for the grantees and avoid frustration of the motivational purpose of the options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     Between October 27, 1993 and April 4, 1995 the Company had no line of credit. On April 4, 1995 the Company obtained a $1,000,000 line of credit with National Bank of the Redwoods and the line of credit was renewed on April 5, 1996. Mr. Schaeffer personally guaranteed that line of credit. No amounts are currently outstanding under that line of credit.
     Stephen Morris, a director of the Company, currently serves as the publisher at, and owns 10% of the Common Stock of, Chelsea Green Publishing Co. ("CGP") in Vermont, a company which has co-published several books with the Company and is a distributor of the Company's Real Goods Solar Living Sourcebook. All transactions involving the Company and CGP resulted in total gross payments of $192,892 made by the Company to CGP from April 1, 1995 through March 31, 1996.

EMPLOYMENT CONTRACTS, EMPLOYMENT TERMINATION AND
CHANGE-IN-CONTROL ARRANGEMENTS
     John Schaeffer has had an employment agreement with the Company since June 1990. The agreement is renewable on an annual basis, commencing February 28th of each year, and is terminable by Mr. Schaeffer upon thirty (30) days' notice, or by the Company upon sixty (60) days' notice. Mr. Schaeffer's base salary is subject to annual increase by the Board as determined by the Board. Mr. Schaeffer is also eligible to participate in the Company's benefit plans, including option, profit sharing, insurance and similar plans. Upon Mr. Schaeffer's death during his employment, his spouse will be entitled to a payment of $20,000 under the Company's health insurance plan. If Mr.
Schaeffer becomes disabled during the term of his employment, his disability benefits will be paid through the remaining term of the agreement. The agreement requires Mr. Schaeffer's full-time service to the Company.
     Mr. Schaeffer is presently the owner and holder (with his wife Nancy) of 2,471,646 shares of the Company's Common Stock.
Mr. Schaeffer and the Company have been advised that on the death of the last to die of Mr. Schaeffer and his wife, the estate of such last to die may be required to sell all or a substantial portion of such shares to satisfy estate tax obligations. The sale of such number of shares would likely destabilize the market for the Company's stock. Accordingly, in May 1995, the Company agreed to pay a portion of the premiums due on a life insurance policy insuring the joint lives of Mr. Schaeffer and his wife for $5,000,000 (the "Policy"). The Policy is owned by the Schaeffer 1994 Irrevocable Trust (the "Trust") established for the benefit of Mr. Schaeffer's children. Pursuant to a Split-Dollar Agreement dated May 15, 1995, among the Company, Mr. Schaeffer and the Trustee of the Trust, the Company will be reimbursed for the amount of the premiums it pays on the policy at such time as the Split-dollar Agreement is terminated, the Trust surrenders or cancels the Policy, or when the Policy's death benefit proceeds are paid. Such repayment has been secured by the collateral assignment of the Policy by the Trust to the Company.
     On May 19, 1995 the Company and Stephen Morris entered into a letter agreement (the "Letter Agreement") pursuant to which, effective June 18, 1995, Mr. Morris resigned as an officer and employee and became a consultant to the Company. The Letter Agreement was terminated as of February 1, 1996. For approximately two months after the effective date of his resignation as an officer and employee of the Company, the Company paid Mr. Morris $43.27 per hour for time he spent on Company activities. From September 1, 1995 until January, 1996, Mr.
Morris has been paid $3,750 per month to work approximately 20 hours per week on Company matters. Since that time he has been a part-time consultant to the Company on an hourly basis. In June 1995, the Company paid Mr. Morris a bonus of $5,000 and lent him approximately $5,000 worth of office furniture.
     Pursuant to the Letter Agreement, the Company extended the exercise of stock options for 33,000 shares of Company Common
Stock granted to Mr. Morris on December 1, 1993 so that Mr.
Morris may exercise such options at any time until 30 days after Mr. Morris' term as a part-time consultant has ended.
Additionally, the Company accelerated Mr. Morris' right to exercise an option to purchase 3,300 shares of the Company's
Common Stock at $5.10 per share when he surrendered the right to purchase 8,700 shares of the Company's Common Stock. A
25,000-share stock option granted to Mr. Morris on March 31, 1995 was terminated on April 29, 1996.
     On October 20, 1995, James Robello resigned as Chief
Financial Officer and Controller of the Company and was elected a director of the Company. On October 23, 1995, Mr. Robello was granted an option to purchase 5,000 shares of the Company's
Common Stock pursuant to the terms of the Directors' Plan. On January 8, 1996, the Company redeemed from Mr. Robello options to purchase 12,000 shares of the Company's Common Stock at the redemption price of $.90 per share. The redeemed options had been granted to Mr. Robello under the 1993 Plan.

FUTURE TRANSACTIONS
     Any future transactions (including loans) between the Company and any officer, director, principal shareholder or affiliate of the Company will be approved by a majority of the directors disinterested in such transactions and by a majority of the independent outside directors, each of whom shall have determined that the transaction is fair to the Company and its stockholders and that the terms of such transaction are no less favorable to the Company than could be obtained from unaffiliated parties.


          MATTERS SUBMITTED TO THE VOTE OF STOCKHOLDERS
                      ELECTION OF DIRECTORS
     Company's Bylaws were amended by the holders of a majority of the Company's Common Stock on May 21, 1996 to authorize a Board of four to seven members, the specific number of which is currently fixed at six but can be fixed within that range by the Board. Each director holds office for a term which expires at the next annual meeting when his or her successor is elected and qualified. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the Company's nominees, Linda Francis, John Lenser, Stephen Morris, Barry Reder, James Robello and John Schaeffer. In the event that any of these individuals is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee who shall be designated by the Chairman of the Board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The six nominees receiving the highest number of votes at the Meeting will be elected directors.

      THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ALL MANAGEMENT
                NOMINEES FOR THE ELECTION OF DIRECTORS.

APPROVAL OF THE AMENDED AND RESTATED NON-EMPLOYEE DIRECTORS'
STOCK OPTION PLAN
     Effective as of May 21, 1996, the Board, subject to stockholder approval, approved the Company's Amended and Restated Non-Employee Directors' Stock Option Plan. The amendments relate primarily to changing the number of shares issuable to participants, the vesting of options granted and the exercise price. The Amended Directors' Plan would (i) grant each non-employee director (a) as of May 21, 1996 (the "Grant Date") an option to purchase at 100% of fair market value 10,000 shares of the Company's Common Stock less the number of shares subject to options previously granted to such director under the Directors' Plan as previously constituted, (b) who becomes a non-employee director after May 21, 1996 a similar option to purchase 10,000 shares of the Company's Common Stock, and (c) if such director continues to serve as a non-employee director for more than six years after his or her election as a director of the Company, an option to purchase 2,000 additional shares on the sixth anniversary of the original Grant Date and on each anniversary following such sixth anniversary, at the exercise price of 100% of the fair market value of such additional shares on such subsequent grant dates and (ii) establish the rate of vesting of all options previously or subsequently granted under the Amended Directors' Plan at 20% on each anniversary after the Grant Date, except that options granted after such sixth anniversary of service vest 100% on such grant date. Currently, the Directors' Plan provides that options granted under the Directors' Plan to purchase stock at 85% of fair market value vest at the rate of 10% on the first grant anniversary date, and 15%, 20%, 25% and 30% on the second, third, fourth and fifth anniversary dates, respectively. Management believes that level vesting is more appropriate. Prior to amendment, the Directors' Plan provided for the issuance of an option to purchase (a) 5,000 shares to new non-employee directors, and (b) 1,000 shares on each anniversary date of service as a director thereafter. The Directors' Plan included 50,000 shares; the Amended Directors' Plan includes
100,000 shares. Management believes that the proposed increase in the number of shares subject to the Amended Directors' Plan as described above and the revision of the option vesting schedule will assist the Company in attracting and retaining highly qualified individuals as Board members.
     The Directors' Plan was initially approved by the stockholders at the 1995 Annual Meeting of Stockholders. As of May 20, 1996, options to purchase 6,000 shares had been granted under the Directors' Plan, none of which have been exercised.
Options to purchase 44,000 shares of the Company's Common Stock were otherwise available for future grant. Under the Amended Directors' Plan, subject to stockholders' approval thereof at the meeting, as of May 21, 1996, options to purchase 35,000 shares had been granted thereunder, (including 6,000 shares previously granted) none of which have been exercised and options to purchase 65,000 shares of the Company's Common Stock were otherwise available for future grant.

GENERAL.
      The purpose of the Amended Directors' Plan is to attract and retain highly qualified individuals to serve as Board members and to provide the additional incentives which would promote the success of the Company's business.

NUMBER AND TYPE OF SHARES.
     Prior to the amendments, the Directors' Plan provided that the Company will automatically grant non-qualified stock options to purchase Common Stock pursuant to a pre-determined formula as follows: (i) on the date of first election or appointment, all non-employee directors of the Company ("Directors") will receive an option to purchase 5,000 shares of Company Common Stock, and
(ii) on the date of the Meeting and each subsequent Annual Meeting of Stockholders at which they are re-elected to the Board, all Directors who are re-elected will receive an option to purchase 1,000 shares each of Company's Common Stock. Under the original Directors' Plan, each director would receive an option to purchase an additional 1,000 shares each year beginning at the end of the first year of service as a director of the Company.
     Under the Amended Directors' Plan, each Director who is not an employee received on May 21, 1996, subject to shareholders' approval, an option to purchase 10,000 shares of the Company's common stock less the number of shares subject to options previously granted to such Director under the Directors' Plan.
Under the Amended Directors' Plan, each Director receives an option to purchase an additional 2,000 shares per year at the end of the sixth year.
     Under the Directors' Plan, 50,000 shares of Common Stock were reserved for issuance upon exercise; under the Amended Directors' Plan, the number of shares is increased to 100,000.
     To the extent that options are unexercised and lapse, the shares subject thereto shall again become available for issuance and sale under the Amended Directors' Plan.

ADMINISTRATION AND PARTICIPATION.
     The Amended Directors' Plan is administered by the Board (for purposes of this summary, the "Committee"). The Committee has the power to administer the Amended Directors' Plan pursuant to the terms thereof. The Committee is also permitted to make certain amendments to the Amended Directors' Plan without stockholder approval. The participation, the number of shares subject to option and the exercise price are all pre-determined by the terms of the Amended Directors' Plan, and any action taken by the Committee will be taken only if, in addition to any other required vote, such action is approved by the majority of the directors not then eligible to participate under the Directors' Plan.
     Options may only be granted to Directors of the Company who are not employees.

TERMS OF OPTIONS
     The maximum term for options granted pursuant to the Amended
Directors' Plan is 10 years.

EXERCISE PRICE.
     The exercise price per share of an option granted under the Amended Directors' Plan is 100% of the fair market value thereof on the date of grant; under the Directors' Plan the exercise price was 85% of fair market value on the date of grant.
Although the fair market value will be determined by the Committee, because there is a public market for the Company's Common Stock, the fair market value per share shall generally be determined as the mean of the high and low sale prices of such stock on the Pacific Stock Exchange as of the date of grant.
     On May 21, 1996, the high and low sales price of such stock on the Pacific Stock Exchange was $6.75, which is the exercise price of each option granted on such date to four non-employee directors of the Company to purchase an aggregate of 29,000 shares of the Company's Common Stock pursuant to the terms of the Amended Directors' Plan. In 1995, two stock options to purchase 5,000 and 1,000 shares, respectively, were granted under the Directors' Plan with exercise prices of $5.10 and $7.12, respectively.

VESTING.
     Generally, initial grants are effective on the date of Committee approval, although the Committee may designate a later effective date. Under the Directors' Plan, options vested cumulatively as follows: 10% at the first anniversary, 25% at the second anniversary, 45% at the third anniversary, 70% at the fourth anniversary and 100% at the fifth anniversary of the date of grant. Under the Amended Directors' Plan, the rate of vesting of (a) all new options granted under the Amended Directors' Plan is 20% on each anniversary date after the date of the initial grant, and (b) all options previously granted to Directors who currently serve on the Board will be amended to provide for vesting at the rate of 20% on each anniversary date after the initial grant. Options granted under the Amended Directors' and Plan to a Director after his or her sixth year of service will vest 100% on the grant date of such option. The options terminate, if unexercised, ten years after the date of grant.

PAYMENT OF PURCHASE PRICE.
     As determined by the Committee, the option exercise price may be paid in cash, check, or shares of stock or other securities of the Company, which will be valued at their fair market value (without regard to any restrictions under the Securities Act of 1933, as amended) determined as set forth above. The Company may withhold or require payment as necessary to comply with applicable income or employment tax law.

EXERCISE OF OPTIONS.
     Options are exercisable at any time after they have vested.
Until the issuance of the stock certificate representing the shares issuable upon exercise, no optionee has any rights as a stockholder. The Company may require individual optionees to report their subsequent sales or dispositions of stock acquired under options and receipt of other benefits under the Amended
Directors' Plan in order for the Company to realize and benefit from any available income tax deductions and for the purposes of complying with securities law reporting obligations.

TERMINATION OF SERVICE AS DIRECTOR.
     Under the Amended Directors' Plan, if a participant's board service terminates for reasons of death, disability or retirement after age 64, the options generally expire one year after such event. If a participant's board service terminates for any other reason, the options generally expire ten (10) days after such event. Without the amendments, the Directors' Plan provides for these same termination provisions, except that if a participant's board service terminates for any reason other than death, disability or retirement after age 64, the options generally expire sixty (60) days after such event.

AMENDMENT AND TERMINATION.
     The Board may from time to time amend or terminate the Amended Directors' Plan, except that without the approval of the holders of a majority of the outstanding shares, no such revision or amendment may be adopted unilaterally by the Board which would
(i) increase the number of shares subject to the Amended Directors' Plan except in accordance with the provisions of the Amended Directors' Plan relating to adjustments due to changes in capitalization, or (ii) amend the Amended Directors' Plan in a manner which would materially alter any outstanding option terms. No such termination or amendment shall alter or impair the rights under any previously granted options. Unless sooner terminated, the Amended Directors' Plan shall continue in effect until no stock remains available for issuance or delivery thereunder and the Company has no further rights or obligations with respect to outstanding options thereunder.

MISCELLANEOUS.
     An option granted under the Amended Directors' Plan may not be sold, transferred or disposed of other than by will or the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee or his or her legal representative.
     Under the Amended Directors' Plan, any non-employee director who is eligible to participate in the Plan may disclaim and refuse the issuance of any options under the Amended Directors'
Plan either temporarily or permanently. In the event of changes in the capitalization of the Company, such as stock splits and stock dividends, outstanding options shall be equitably adjusted, and the purchase price shall be equitably adjusted, to reflect the change. The number of shares remaining in the Amended
Directors' Plan and those reserved for exercise of outstanding options shall also be adjusted accordingly.
      The shares issuable with respect to options shall be issued only in compliance with applicable law, and the Company shall at all times reserve a number of shares sufficient to satisfy the requirements of the Amended Directors' Plan. If the Company is unable to obtain the approval of the shareholders to implement the proposed amendments to the Amended Directors' Plan, the Directors' Plan shall remain in effect under its current terms.
     All option grants pursuant to the Amended Directors' Plan shall be evidenced by written agreements.

TAX EFFECTS OF PARTICIPATION.
     The following describes certain federal income tax consequences to Amended Directors' Plan participants and the Company. Because each person's individual income tax circumstances inevitably vary, participants under the Amended Directors' Plan are advised to consult their personal tax advisors concerning specific consequences of the particular transaction and any appropriate action to be taken. Furthermore, this summary does not discuss the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside.
(A)  GENERAL.
      A participant does not recognize any taxable income at the time he or she is granted an option, as long as it does not have a readily ascertainable fair market value on the date of grant.
An option granted pursuant to the Amended Directors' Plan generally will not have a readily ascertainable fair market value because the Company's options (as distinguished from the Company's Common Stock) are not traded on an established securities market. Generally, the participant will recognize ordinary income for tax purposes at the time of exercise (and the participant's long-term capital gain holding period will begin at such time). The amount of ordinary income will be equal to the difference between he value of the shares at that time and the option exercise price. Upon a resale by the participant of shares acquired upon exercise of an option, any difference between the sales price and the fair market value of the shares on the date of exercise of the option will generally be treated as capital gain or loss.
(B)  WITHHOLDING.
     The Company may withhold or require payment from a participant as necessary to comply with applicable income or employment tax law.
(C)  LIMITATIONS ON CORPORATE DEDUCTION.
     Generally, the Company will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income (if any) with respect to shares acquired upon exercise of an option.

THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE AMENDED AND
RESTATED NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN.

                    GENERAL VOTING INFORMATION

     A stockholder may, with respect to the election of directors
(i) vote for the election of all director nominees named herein, or (ii) withhold authority to vote for the director nominees or
(iii) vote for the election of one or more of such director nominees and against the other director nominee or nominees by so indicating on the proxy. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. A stockholder may, with respect to each other matter specified in the notice of the meeting (i) vote "FOR" the matter, (ii) vote "AGAINST" the matter, or (iii) "ABSTAIN" from voting on the matter. Shares will be voted as instructed in the accompanying proxy on each matter submitted to stockholders. If there are no instructions from the stockholder on an executed proxy, the proxy will be voted as recommended by the Board.

     When a broker is not permitted to vote stock held in street name on certain matters in the absence of instructions from the beneficial owner of the stock and so indicates that it is not voting certain stock on any or all matters on the proxy, the shares which are not being voted with respect to a particular matter (the "non-voted shares") will be considered shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Approval of each matter specified in the Meeting notice requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy at the meeting and entitled to vote on such matter. Accordingly, non-voted shares with respect to such matters will not affect the determination of whether such matters are approved or the outcome of the election of directors, while a vote to abstain will be counted and therefore have the effect of a vote against the matter.

                          INDEPENDENT AUDITORS

     The Board generally selects independent auditors to audit the financial statements of the Company at the end of each fiscal year. As of the date hereof, the Board has not selected such auditors for the fiscal year ending March 31, 1997 but shall make a selection after reviewing the cost, availability and expertise of such accountants. Representatives of Deloitte & Touche, LLP, the Company's independent auditors for the fiscal year ending March 31, 1996 are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.


              DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals that stockholders of the Company would like to present at next year's Annual Meeting must be received by the Company no later than April 26, 1997 in order that they may be included in the proxy statement and form of proxy related to that meeting.
                              OTHER MATTERS

     The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend.

Form 10-KSB/A
A copy of the Company's Annual Report on Form 10-KSB/A, as filed with the Securities and Exchange Commission on June 25, 1996 is available without charge upon written request to Investor Relations, Real Goods Trading Corporation, 555 Leslie Street, Ukiah, California 95482.
     By signing and returning the enclosed Proxy, stockholders will be assured of representation at the Annual Meeting in connection with approval of the matters discussed herein. Each stockholder should review, complete, execute, date and return the enclosed Proxy to the Company in the envelope provided as promptly as possible, and in any event before August 18, 1996. The Board appreciates the cooperation of the stockholders.

                         By Order of the Board of Directors
                              /S/DONNA MONTAG
                              Donna Montag
                              Secretary
Dated:  June 28, 1996

Appendix A to Proxy Statement

                               Form of Proxy

                      REAL GOODS TRADING CORPORATION
       PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 1996
                      ANNUAL MEETING OF STOCKHOLDERS
                              August 24, 1996

     The undersigned hereby appoints John Schaeffer and Donna Montag, and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock of Real Goods Trading Corporation, a California corporation (the "Company"), which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company which will be held at 13771 S. Highway 101, Hopland, California 95449 on Saturday, August 24, 1996 at 10:00 a.m., local time, or at any adjournment thereof, upon the matters set forth below and described in the accompanying Proxy Statement, and upon such other business as properly comes before the meeting or any adjournment thereof.

     1.     Election of Directors


For all nominees    For all nominees     Withhold authority
listed below[]  except as crossed out[] to vote for nominees[]

Instruction:   To withhold authority for any nominee, cross out
that nominee's name below.


     Linda Francis            Stephen Morris      James Robello


     John Lenser              Barry Reder         John Schaeffer


     2.     Approval of the Amended & Restated Real Goods
            Trading Corporation Non-Employee Directors' Stock
            Option Plan.


           [ ] FOR        [ ] AGAINST         [ ] ABSTAIN


[ ]  COMMENTS/ADDRESS CHANGE
     Please mark this box if you have written comments/address change on the reverse side.


[ ]  I PLAN TO ATTEND THE MEETING

(continued on reverse side)

     Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with all of the Board of Directors' recommendations, please sign below: no boxes need be checked. If you sign this proxy and do not indicate that you (i) withhold authority to vote FOR the election of any director nominee, or (ii) vote against or abstain from voting on the other proposal, this proxy shall be deemed to be a vote FOR all such nominees and FOR the other proposal, as the case may be.

     Receipt is hereby acknowledged of the Real Goods Trading
         Corporation Notice of Meeting and Proxy Statement.


____________________________
COMMENTS/ADDRESS CHANGE:    |
Please mark Comment/Address |  Please date and sign exactly as
Box on Reverse Side         |  your name(s) appear on your
                            |  shares.  If signing for estates,
                            |  trusts, or corporations, title or
                            |  office should be stated.  If
                            |  shares are held jointly, each
                            |  holder should sign.
                            |
                            |  --------------------------------
                            |
                            |  ________________________________
                            |    Signature of Stockholder(s)
                            |
                            |    Dated:_______________, 1996

                       Appendix B to Proxy Statement

                           AMENDED AND RESTATED
                      REAL GOODS TRADING CORPORATION
                 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     1.     Name and Purposes.

           (a)    This Plan is the Amended and Restated Real
                  Goods Trading Corporation Non-Employee
                  Directors' Stock Option Plan (the "Plan").

           (b) The purposes of the Plan are (i) to promote ownership by non-employee Directors of a greater proprietary interest in Real Goods Trading Corporation (the "Company"), thereby aligning such Directors' interests more closely with the interests of the stockholders of the Company and (ii) to assist the Company in attracting and retaining qualified persons to serve as non-employee Directors.

     2. Definitions. In addition to terms defined elsewhere in the Plan, the following are defined terms under the Plan:

           (a) "Code" means the Internal Revenue Code of 1986, as amended. References to any provision of the Code include regulations thereunder and successor provisions and regulations.

           (b) "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules.

           (c) "Fair Market Value" means a value for each share of Stock determined as follows: If the Stock is listed on the Pacific, American or New York Stock Exchange, the mean of the high and low sale prices of the Stock on such Exchange as of the effective date of the Fair Market Value determination or, if there is no trading on that date, on the last date on which there was trading may be considered to be the Fair Market Value of such Stock. During such time as the Stock is not listed on any of the aforesaid Exchanges and is publicly traded, its Fair Market Value may be considered to be the mean between dealer bid and asked quotations in the over-the-counter market on the determination date, as reported by the National Association of Securities Dealers, Inc. Where, however, (i) the Stock is not publicly traded or listed or (ii) such market quotations are unavailable or not reflective of actual transactions, or (iii) they do not, in the opinion of the Board of Directors, accurately reflect the true value of the Stock, the Board may use any method it deems reasonable to ascertain the Fair Market Value of the Stock.

           (d)    "Option" means the right, granted to a
                 Participant under Section 6, to purchase Stock
                at the specified exercise price for a specified period of time under the Plan.

           (e) "Participant" means a Director who is eligible to receive and is granted Options under the Plan.

           (f) "Stock" means the Common Stock, without par value, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 7.

     3. Shares Available Under the Plan. The total number of shares of Stock reserved and available for delivery under the Plan is One Hundred Thousand (100,000), subject to adjustment as provided in Section 7 below. Such shares may be authorized but unissued shares. If any Option expires or terminates for any reason without having been exercised in full,the shares remaining subject to such Option will again be available for delivery under the Plan.

     4. Administration of the Plan. The Plan will be administered by the Board of Directors of the Company or any committee they may designate from time to time, provided that any action by the Board of Directors relating to the Plan will be taken only if, in addition to any other required vote, approved by the affirmative vote of the majority of the Directors who are not then eligible to participate under the Plan.

     5. Eligibility. Each Director of the Company who on any date on which an Option is to be granted hereunder, is not an employee of either the Company or any parent or subsidiary of the Company will be eligible to receive a grant of an Option at such date. Any eligible director may permanently or temporarily disclaim issuance of an option hereunder by submitting a written notice to the Company stating such refusal; upon any withdrawal of such disclaimer, the director shall automatically be granted an option hereunder as if he had been first elected on the date of withdrawal of the disclaimer. If an eligible Director who receives an Option subsequently becomes an employee, the Option shall remain in effect and shall continue to vest in accordance with its terms, but no additional options shall be granted hereunder to such person. No person other than those specified in this Section 5 will participate in the Plan.

     6. Stock Options. An option to purchase 10,000 shares of Stock shall be granted under the Plan to each person who first becomes a non-employee Director of the Company on or after May 21, 1996. An option to purchase 10,000 shares of Stock less the number of shares previously subject to options hereby shall be granted to each Director as of May 21, 1996 who previously participated in this Plan. Additionally, an option to purchase 2,000 shares of Stock shall be granted under the Plan on the sixth and each succeeding anniversary of service on the Board to each eligible non-employee Director who continues to serve as a Director of the Company, which option shall, not withstanding the provisions of subparagraph (c) below, be immediately 100% vested and exercisable. Options granted under the Plan will be non-qualified stock options which will be subject to the following terms and conditions:

           (a) Exercise Price. The exercise price per share of Stock purchasable under an Option will be equal to one hundred percent (100%) of the Fair Market Value of Stock on the date of grant of the Option.

           (b) Option Term. Each Option will expire at the earlier of (i) ten (10) years after the date of grant, (ii) twelve months after the Participant ceases to serve as a Director of the Company due to death, permanent disability, or retirement at or after age 65, or (iii) ten (10) days after the Participant ceases to serve as a Director of the Company for any reason other than death, permanent disability, or retirement at or after age 65.

         (c) Exercisability. Options granted pursuant to this Plan will vest and become exercisable as follows:

      Cumulative
 Percentage of Stock
  Subject to Option       Vesting Date

         20%              First Anniversary of Date of Grant
         40%              Second Anniversary of Date of Grant
         60%              Third Anniversary of Date of Grant
         80%              Fourth Anniversary of Date of Grant
        100%              Fifth Anniversary of Date of Grant

This Option shall be exercisable at any time during the Option Period with respect to any shares which have vested in accordance with the foregoing schedule. Any portion of the Option that is not exercised shall accumulate and may be exercised at any time during the Option Period. In no event shall the Company be required to issue fractional shares. Not withstanding anything to the contrary herein, an Option previously granted to a Participant will be exercisable after the Participant ceases to serve as a Director of the Company for any reason other than death, disability, or retirement at or after age 65 only if the Option was exercisable at the date of such cessation of service.

          (d) Method of Exercise. Each Option may be exercised, in whole or in part, at such time as it is exercisable and prior to its expiration by giving written notice of exercise to the Company specifying the Option to be exercised and the number of shares to be purchased, and accompanied by payment in full of the exercise price in cash (including by check) or by surrender of shares of Stock of the Company acquired by the Participant at least six (6) months prior to the exercise date and having a Fair Market Value at the time of exercise equal to the exercise price, or a combination of a cash payment and surrender of such Stock.

     7. Adjustment Provisions. In the event any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, extraordinary dividend having a value in excess of 150% of the quarterly dividends paid during the preceding twelve-month period, liquidation, dissolution, or other similar corporate transaction or event affects Stock such that an adjustment is determined by the Board of Directors to be appropriate in order to prevent dilution or enlargement of Participants' rights under the Plan, then the Board of Directors will, in an equitable manner that is substantially proportionate to the change to the Stock, adjust (i) any or all of the number or kind of shares of Stock reserved for issuance and delivery under the Plan, (ii) the number or kind of shares of Stock to be subject to each automatic grant of Options under Section 6, and (iii) the number and kind of shares of Stock issuable or deliverable upon exercise of outstanding Options, and/or the exercise price per shares thereof (provided that no fractional shares will be issued upon exercise of any Option). The foregoing notwithstanding, no adjustment may be made hereunder except as shall be necessary to preserve, without exceeding, the value of outstanding
Options and potential grants of Options. If at any date an insufficient number of shares are available for the automatic grant of Options at that date, Options will be automatically granted under Section 6 proportionately to Participants to the extent shares are available.

     8. Changes to the Plan. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or authority to grant Options under the Plan without the consent of stockholders or Participants, except that any such action will be subject to the approval of the Company's stockholders at the next annual meeting of stockholders having a record date after the date such action was taken if such stockholder approval is required by any federal or state law or regulation or the rules of any automated quotation system or stock exchange on which the Stock may then be quoted or listed, or if the Board of Directors determines in its discretion to seek such stockholder approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any previously granted Option; and provided further, that any Plan provision that specifies the Directors who may receive grants of Options, the amount and price of securities to be granted to such Directors, and the timing of grants to such Directors, or is otherwise a "plan provision" referred to Rule in 16b-3(c)(2)(ii)(B) under the Exchange Act, shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder.

     9.     General Provisions

           (a) Consideration of Grants; Agreements. Options will be granted under the Plan in consideration of the services of the Participants and, except for the payment of the Option exercise price upon exercise of the options, no other consideration shall be required therefor. Grants of Options will be evidenced by agreements executed by the Company and the Participant containing the terms and conditions set forth in the Plan together with such other terms and conditions not inconsistent with the Plan as the Board of Directors may from time to time approve.

           (b) Compliance with Laws and Obligations. The Company will not be obligated to issue or deliver Stock in connection with any Option in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities law, any requirement under any listing agreement between the Company and any automated quotation system or national securities exchange, or any other law, regulation or contractual obligation, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

           (c) Non-Transferability. Options and any other right under the Plan that may constitute a "derivative security" as generally defined in Rule 16a-1(c) under the Exchange Act will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant's death), and will be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative.

          (d) Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 under the Exchange Act in connection with any grant of Options to a Participant. Accordingly, if any provision of this Plan or any agreement hereunder does not comply with the requirements of Rule 16b-3 as then applicable to any such grant to a Participant, or would cause any Participant no longer to be deemed a "disinterested person" within the meaning of Rule 16b-3, such provision will be construed or deemed amended to the extent necessary to conform to such requirements with respect to such Participant. In addition, the Board of Directors shall have no authority to make any amendment, alteration, suspension, discontinuation, or termination of the Plan or any agreement hereunder, to make any adjustment under Section 7, or take other action if and to the extent such authority would cause a Participant's transactions under the Plan not to be exempt, or would cause any Participant no longer to be deemed a "disinterested person" within the meaning of Rule 16-b-3 under the Exchange Act.

           (e) Continued Service as a Director. If a Participant ceases serving as a Director and, immediately thereafter, he or she is employed by the Company or any subsidiary, then solely for purposes of Sections 6(b) and (c) of the Plan, such Participant will not be deemed to have ceased service as a Director at that time, and his or her continued employment by the Company or any subsidiary will be deemed to be continued service as a Director; provided, however, that such former Director will not be eligible for additional grants of Options under the Plan.

           (f) No Right to Continue as a Director. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any rights to continue to serve as a Director of the Company.

           (g) No Stockholder Rights Conferred. Nothing contained in the Plan or any agreement hereunder will confer upon any Participant any rights of a stockholder of the Company unless and until an Option is duly exercised hereunder.

           (h) Governing Law. The place of administration of the Plan shall be conclusively deemed to be within the State of California; and the validity, construction, interpretation and effect of the Plan and all rights of any of the persons having or claiming to have any interest in the Plan shall be governed by the laws of the State of California.

     10. Effective Date and Duration of Plan. The Plan will be effective at the time stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the shares of Stock present in person,or represented by proxy, and entitled to vote at a meeting of the Company's stockholders duly held in accordance with the California Corporations Code or any adjournment thereof. Unless earlier terminated by action of the Board of Directors, the Plan will remain in effect until such time as no Stock remains available for issuance or delivery under the Plan and the Company has no further rights or obligations with respect to outstanding
Options under the Plan.